The OurPet's Co.

Unleashing great ideas in pet care.™

Investor Presentation
4-14-17

OTCQX: OPCO

www.ourpets.com

Safe Harbor Statement

This presentation may contain various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), which represent our expectations or beliefs concerning future events. Forward-looking statements generally include words such as "anticipates," "believes," "expects," "planned," "scheduled," or similar expressions and statements. Although we believe these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties, and risks that could cause future results to be materially different from the results stated or implied in this presentation. Uncertainties, risks, and other factors that may cause actual results or performance to differ materially from any results of performance expressed or implied by forward-looking statements in this presentation include: (1) our ability to manage our operating expenses and realize operating efficiencies, (2) our ability to maintain and grow our sales with existing and new customers, (3) our ability to retain existing members of our senior management team and to attract additional management employees, (4) our ability to manage fluctuations in the availability and cost of key materials and tools of production, (5) general economic conditions that might impact demand for our products, (6) competition from existing or new participants in the pet products industry, (7) our ability to design and bring to market new products on a timely and profitable basis, (8) challenges to our patents or trademarks on existing or new products, or (9) our ability to secure access to sufficient capital on favourable terms to manage and grow our business. We caution that these risk factors are not exclusive. Additionally, we do not undertake to update any forward looking statements that may be made from time to time by or on behalf of us except as required by law.

Agenda

- OurPet's Story
- Our Industry and Markets
- Our Products
- Our Channels of Distribution
- Our Financials
- Investment Highlights
- Questions/Answers



OurPet's Story

The OurPet's Company

- **Founded in 1995 by Dr. Steve Tsengas and Dean Tsengas - "Big Dog Feeder®"**
- **Focused on high growth categories in non-food pet products**
  - **Interactive cat and dog toys and accessories** ($1 billion/year category)
  - **Feline waste and odor control solutions** ($250 million/year category)
  - **Healthy feeding/storage systems ($100 million/year** category)
- **Products designed to:**
  - **Satisfy the mental/physical health, safety and comfort of pets**
  - **Satisfy the pet owners pleasure and convenience of owning a pet**
  - **Satisfy the needs of retailers for innovative, upscale, profitable, products**
- **Strong, diversified product portfolio** (approximately 1,000 SKUs)
- **Solid pipeline of new, innovative products and line extensions (170 patents issued/pending)**

Source: Packaged Facts 2014-2015

Mission Statement

To exceed pet and pet parent expectations with innovative solutions.

The OurPet's Go To Market Strategy

The OurPet's Co.
Unleashing great ideas in pet care.

Pet Knowledge

- Geriatrics
- Animal Behavior
- Nutrition
- Dedicated Subject Matter Experts

+

Technical Knowledge

- Plastics
- Electronics
- Metal Coatings
- Food Processing

Innovation

- Functional & Solution Based
- Meeting unmet needs of the Pet and Pet Parent
- Driving Retailer's Category Revenue

OurPet's applies pet and technical knowledge to satisfy the needs of pets, pet parents and retailers

Our History

The OurPet's Co. — Unleashing great ideas in pet care™

Corporate Timeline & Milestones

Market Entrance	Market Acceptance & Recognition	Continued Expansion & Acquisition

- **1985** – Founded in 1985 as Napro Inc.
- **1995** – Founded with launch of the Big Dog Feeder®
- **1997-1998** – Enters into Canine & Feline Toys; Changes name to OurPet's
- **1999-2000** – Innovative products such as raised feeders and the Play-N-Squeak® Mouse are instantly disruptive and successful
- **2001** – Becomes publically traded company under the symbol OPCO (OTCBB)
- **2004** – Durapet® is introduced and quickly becomes a winner in all retail channels
- **2006** – Acquires PetZone®, which includes rights to SmartScoop®
- **2007** – Litigation begins between Applica/LitterMaid and SmartScoop®
- **2010** – Acquires Cosmic Catnip™ Products Company
- **2012** – SmartScoop® litigation is resolved
- **2013** – Durapet® Hybrid line launched at Walmart and continues to set sales records while only in limited stores
- **2014** – New branding launched for OurPets® and Pet Zone®
- **2016** – Launch of OurPets® Intelligent Pet Care™ line of products

Major Products & Acquisition Timeline



1995
1998
BUSTER
2000
Durapet Premium Stainless Steel
2004
Smart Scoop
2007
Cosmic Catnip
2010
Wonder Bowl®
2013
Catty Whack®
2015
1997
1999
ATOMIC TREAT BALL
2001
PLAY-N-SQUEAK
2006
Pet Zone
2009
IQ TREAT BALL
FLAPPY DOG TOYS
2012
2014
EZ Scoop™, Corknip® Launch
New Branding
OurPets
PET ZONE
2016
Intelligent Pet Care™
INTELLIGENT PET-CARE

Business Model

Innovative Product Offerings Backed by Strong R&D and Patents

- ✓ Products are brought to market after careful investment in both behavioral research and technology research
- ✓ Focus on products with proven efficacy
- ✓ Aversion to developing commodity products
- ✓ Formidable patent fencing process to secure inimitability versus the competition

Positioning with Leading Retailers

- ✓ Strong sell-through history with retailers such as Wal-Mart, PetSmart, and Petco
- ✓ Private label business helps maintain shelf space within pet specialty retailers
- ✓ #1 ranking within product category position at Amazon and Walmart
- ✓ Broad retail presence across pet specialty and food, drug & mass retailers, as well within e-commerce

Specific Pet Industry Trends

- ✓ Consolidation of vendors within leading retailers
- ✓ Millennials are picking Pets over People
  - ✓ Growth in Toys & Accessories continue
  - ✓ 75% of Americans in their 30's have dogs, while 51% have cats
- ✓ The Waste & Odor control market represents a particularly attractive, growing segment

75% of Sales covered by Patents


25%
75%
Patented
Non Patented

Our Industry and Markets

Market Trends

U.S. Pet Industry

- **Third largest consumer market** ($77.07 billion in 2015)
- **Projected total U.S. retail sales of expected to grow** to approximately $96 billion by 2020
- **Forecasted compound annual growth rate over 4%** through 2020
- **65% of households own a pet totaling 82.5 million pet owners**
- **Dogs owned by 44% and cats by 35% of households**
- **Average annual spending on non-food pet products:**
  - **$1,049 for dogs, $846 for cats**
- **Recession resistant**

Pet Accessories and Treats Category

- Represents about **19% of U.S. Pet Industry annual sales**
- Annual category sales of approximately **$15.18 billion**
- **Forecasted compound annual growth rate of 3% through 2020**
- Pets are living longer – **36% of dogs and 37% of cats are "seniors"**

Source: Packaged Facts U.S. Pet Market Outlook 2015-2016/APPA National Pet Owner's Survey, 2014-2015

Our Products

Categories:

- Toys and Accessories
- Feeding Solutions
- Waste Management Solutions







Products

Product Overview - 2016

Total Revenue


1%
37%
62%
Dog
Cat
Other

Toys & Accessories


0%
9%
91%
Dog
Cat
Other

Feeding & Storage


10%
4%
86%
Dog
Cat
Other

Waste & Odor


3%
18%
79%
Dog
Cat
Other

2016 Sales by Product Category



0%
1%
4%
6%
2%
34%
53%
Edibles/Consumables
Housing
Toys/Accessories
Bowls/Feeders
Health/Wellness
Universal/Other
Waste & Odor Control

Our Products – Feeding Solutions

Healthy Feeding/Storage Systems

The OurPet's Co.
Unleashing great ideas in pet care.™

Category Creator & Innovator: Complete Program of Feeders and Storage Systems



All these feeders are Made in USA



Big Dog Feeder®
(First Product Launched!)



Healthy Pet Diner



High Rise Diner

Adjustable Heights



NEW :
Single Adjustable Store-N-Feed®



Store-N-Feed®



Barking Bistro®
3- position feeder

Healthy Feeding/Storage Systems

The OurPet's Co.
Unleashing great ideas in pet care.™



Tilt-A-Bowls
Oval Cat Dish
Embossed Bowls
Metals Assortment
Chalkboard Bowls
Store-N-Feed® Single
Festiva Bowls
Fashion Bowl
Wonderbowl® Selective Feeder
Slow Feed Bowls
No-Tip Bowls
Pet Buffet
Waterbath Bowls
Square Bowls

New Product Pipeline - Feeding

The OurPet's Co. Unleashing great ideas in pet care.™

metalShield is a method of electrically depositing metals such as Chrome on special plastic.

- MetalShield™ finish has a luxurious look
- Durable, chip resistant coating
- Dishwasher safe
- MetalShield™ technology discourages the growth of surface bacteria
- MetalShield™ does not release toxic colorants or plasticizers when exposed to food
- Patent-Pending technique makes it easy to make elaborate, sophisticated designs on products



Our Products – Toys & Accessories

Cat Toys - North American Catnip

The OurPet's Co. Unleashing great ideas in pet care.

Innovative Leader with Patented Catnip Technologies

- Loose Catnip Flakes
- 100% Filled Toys
- Refillable Toys
- Spray & Liquid
- Catnip Gel
- Compressed Catnip
- Edibles (Tuna Flakes)





Cat Toys - Interactive

Unleashing great ideas in pet care™

Many types of cat toys for different types of play



Cat Toys – Electronic

Whirling Wiggler™ Spinner Toy

- Dual butterfly's provide real "lifelike" flying action replicating the movement and vibration of outdoor butterfly's at play
- Spinning and chasing action stimulates cat's natural instincts to hunt and chase





Catty Whack™ Electronic Motion Toy

- Hide & Seek action game with random movement designed for cats of all ages
- Patented Electronic RealMouse®
- Feather wand darts in and out of the six mouse holes at random


BEST NEW CAT TOY AWARD
#1
2015



Cat Toys – Electronic

The OurPet's Co. Unleashing great ideas in pet care.



Pz fly by movie final video

Cat Toys – Electronic

Unleashing great ideas in pet care.

Cattywhackcatshort video



NEW Cat Toys - Electronic

The OurPet's Co.
Unleashing great ideas in pet care.

POUNCE HOUSE™, stimulate your cat's hunter instinct while engaging them in fun, healthy play.


360°





- ✔ Feather wand spins randomly to mimic prey
- ✔ Acts as your cat's retreat after play
- ✔ Perfect for pouncing and batting through openings

NEW Cat Toys - Electronic

Bird in a Cage™,
every cat's fantasy of teasing the bird of the house.





- ✓ Promotes healthy mental and physical stimulation
- ✓ Wobble base keeps cat pouncing
- ✓ Bird jumps, flutters, and sounds like a RealBird™

NEW Cat Toys - Electronic

The OurPet's Co.
Unleashing great ideas in pet care.™

MOUSE IN A POUCH™, the ultimate game of cat and mouse!



- ✓ Play with the mouse inside or outside the pouch
- ✓ Unpredictable mouse movements stimulates cats' hunter instincts
- ✓ The patented RealMouse® sound mimics a wild mouse

NEW Cat Toys - Electronic

Elec cat toys comp video



Cat Scratcher – Multi Surface

The OurPet's Co.
Unleashing great ideas in pet care.

Cats love to scratch a variety of surfaces and angles



SINGLE-WIDE CAT SCRATCHER
DOUBLE-WIDE CAT SCRATCHER









Dog Toys and Accessories

The OurPet's Co.
Unleashing great ideas in pet care.



IQ Treat Ball®, Best Seller



LOL Assortment



Buster Food Cube

Flappy® Toys


SQUEAKY
FLOATIE
CRITTER
FLAPPY



Atomic Treat Ball®



Ring Tails

Our Products – Waste Management

Feline Waste Management

The OurPet's Co.
Unleashing great ideas in pet care.™

**Innovative and Convenient litter disposal systems featuring:
No Touch, Odor Control and No-Stick Technologies**



Kitty Potty™ Litter Box



EZ Scoop™ No Touch



Smart Scoop® Automatic Litter Box



Accessories – Mat, odor control, filters, bags



odorLESS™ Disposable Litter Boxes



Proudly Made in U.S.A.

Patent Protected

Waste Management – Game Changing Technology

Insight: The pet population is expected to continue growing worldwide, this means that the amount of waste they produce is also growing. These increases contribute to significant environmental concerns as the pet waste problem has already reached serious proportions.

To address the challenges of global waste management, the OurPet's Company has partnered with Israel-based Paulee Cleantec, another innovator in waste management technology.

The partnership leverages both companies' innovations to contribute to a cleaner, healthier and more sustainable society by developing a product that uses an exothermic oxidation process to convert animal feces into an odor-free fertilizer in less than a minute.







Switchgrass Natural Cat Litter™ *with BioChar*

The OurPet's Co.
Unleashing great ideas in pet care.™

What is Switchgrass?

A hardy, natural grass that is exclusive to and grows in North America and does not require fertilization, use of chemical sprays (pesticides, herbicides & fungicides) or use of toxins. It is a biodegradable, flushable material. Primarily used for flood control, landscaping & thermal fuel (pelletized form)



What is Biochar?

A highly absorbent, non-marking, specially produced activated carbon. Due to it's absorptive properties, it's used for water absorption, retention and odor control




Switchgrass
NATURAL CAT LITTER
with BIOCHAR
100% NATURAL

Why Switchgrass Natural Cat Litter™ with BioChar?







It's what customers want!

- Holds waste odors with activated carbon traps
- High water absorption
- Sturdy clumping action
- Biodegradable – not apt to cause problems, similar to clay litters, if inhaled
- 100% Natural
- Minimal dust & Light weight
- Made in the USA

Our Products – New Intelligent Pet Care

Health Monitoring System + Bluetooth®

New Products: Intelligent Pet Care™

The OurPet's Co.
Unleashing great ideas in pet care.

INTELLIGENT PET CARE

Health Monitoring System + Bluetooth®

The smarter way to love your pet with one complete system!

The Intelligent Pet Care™ line brings easy-to-use technology into everyday pet care. The Intelligent Pet Care™ products are changing the face of traditional waste management systems, pet feeders, and pet water systems.

It allows pet parents to monitor their pets' essential functions as they would their own via the dedicated OurPets® IntelligentPetLink™ app.



SmartScoop® – Intelligent Litter Box



SmartLink™ Feeder– Intelligent Pet Bowl



SmartLink™ Feeder– Intelligent Water Fountain



SmartLink™ Gateway– WiFi Pet Care Connector



SmartLink™ Feeder Tag

Our Channels of Distribution

Dual Brand Strategy

OurPets®

We get the love.™

PET® ZONE

We get the joy.™

Premium brand and pet specialty channel of products for "pet parents"

Pet-specialty quality products at affordable prices for pet enthusiasts


PET ZONE
We get the joy.™


OurPet's
We get the love.

Private Label vs. Branded Sales 2016


15%
85%
Private Label
Branded

E-Commerce

- OPCO E-Commerce sales in 2016 Grew 3% over 2015.
- Internet Sales account for almost 10% of all OPCO sales
- Amazon.com is going worldwide
- Walmart, Target, Petco, Petsmart are all trying to catch up to Amazon.com
- OurPet's has made E-Commerce a primary strategic initiative

Sales by Channel - 2016


5%
43%
41%
10%
Food, Drug, & Mass
E-Commerce
Pet Specialty
Other

Customers/Distribution Channels

The OurPet's Co.
Unleashing great ideas in pet care.™


PETSMART.COM
amazon
Walmart.com
wag.com
DOCTORS FOSTER and SMITH
PETCO.COM Where the pets go online.
Walmart
sears
Publix.
meijer
Kroger
TARGET
Other Retail 1.3%
E-Commerce/ Catalog 9.4%
OurPets We get the love.
Pet Specialty 45.0%
Food, Drug & Mass 44.3%
PET ZONE
PETCO
PETSMART
PETSUPERMARKET
PET SUPPLIES "PLUS"
petvalu your pet · your store

2016 Domestic vs. International Sales


9%
91%
US
International

Our Financials


Net Sales
$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
2012
2013
2014
2015
2016


GROSS PROFIT
$9,000,000
$8,500,000
$8,000,000
$7,500,000
$7,000,000
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
2012
2013
2014
2015
2016


Net Income
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2012
2013
2014
2015
2016



EBITDA as % of Net Sales
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2012
2013
2014
2015
2016

Recent Financial Trends

Dollars and shares outstanding in
$millions except per share amounts

	2012	2013	2014	2015	2016
Net Sales	20.2	21.5	22.8	23.8	27.1
Gross Profit Margin	26.0%	31.0%	29.9%	31.7%	32.3%
Income from Operations	0.4	1.7	1.2	2.2	2.7
Income Tax expense (benefit)	(0.1)	0.7	0.4	0.8	0.5
Net Income	0.2	1.1	0.8	1.3	2.1
Net Income per share	$0.01	$0.06	$0.04	$0.07	$0.11
Weighted average number of shares and common share equivalents outstanding (1)	16.2	18.3	18.2	19.3	20.1

(1) After dividend requirements for preferred stock

The OurPet's Co.
Unleashing great ideas in pet care.

2016 Financial Results

$'s in '000's	2016	2015	$ Change	% Change
Net sales	$27,070	$23,819	$3,251	13.65%
Gross profit margin	32.33%	31.70%	0.63%	1.99%
Income from operations	$2,683	$1,428	$1,255	87.89%
Income tax expense	$531	$497	$34	6.84%
Net income	$2,145	$886	$1,259	142.10%
Net income per common share	$0.11	$0.04	$0.07	150.00%

(1) Percentage points
(2) After dividend requirements for preferred stock

Quarter Four 2016
Financial Results

$'s in '000's	2016	2015	$ Change	% Change
Net sales	$8,197	$6,648	$1,549	23.30%
Gross profit margin	35.44%	31.96%	3.48%	10.89%
Income from operations	$1,247	$732	$515	70.36%
Income tax expense	$37	$254	($217)	-85.43%
Net income	$1,228	$451	$777	172.28%
Net income per common share	$0.060	$0.020	$0.040	200.00%

(1) Percentage points
(2) After dividend requirements for preferred stock

Investment Highlights

Share Trading Summary

- OPCO (ticker symbol) traded on OTCQX
- 17,808,569 shares outstanding (21,000,000 fully diluted)
- 7,000,000 Float
- 700 shareholders
- Stock price-$1.45, 52 week High $1.54 , Low $.79
- EPS 2016 - $.11
- P/E ratio range – 12.5 to 14.5
- Avg volume/day -20000

Investment Highlights Summary

- Pet industry = continued strong, healthy growth (recession resistant)
- OurPet's (OPCO) is one of the few "Non-Retail Pure Pet Plays"
- Strong intellectual property portfolio
- Aggressively implementing two brand strategy
- Solidly positioned for increased growth and profitability
- OurPet's has the people, systems and products

Thank You – Q & A



Appendix

- Organization Chart
- Capitalization Structure
- EBITDA Details


Chairman / CEO
Dr. Steven Tsengas
Strategic Corporate Development
Director
Dr. Steven Tsengas
Senior Administrative Assistant
Jamie McCullough
Strategic Planning
Scott Mendes, CFO
Legal Services
Intellectual Property & Litigation
Finance/Accounting
Chief Financial Officer
Scott Mendes
SEC Reporting, Shareholder Relations, & Corporate Legal
Senior Accountant
Lisa Radonich
Accounting/Office Mgr.
Janice Ebbert
IT Management
Conerstone
Accounts Payable
Anita Didomenico
Accounts Receivable
Colleen Moore
Customer Service Team Lead
Christy Pease
Customer Service & FDM Sales Support
Coretta Chadwick
Marketing
Director of Marketing
Rachelle Rabasi
Product Manager
Brittany Hilston
Product Manager
Carrie Ward
Senior Graphic Designer
Anthony Lutzo
Marketing Communications Specialist
Peter Ostapowicz
Marketing Associate
Jenna DiFranco
Operations
Chief Operating Officer
Dean Tsengas
Supply Chain Manager
Diane Surowy
Senior Buyer
Dawn Katona
Junior Buyer
open
Logistics Specialist
Diane Fabis
Product Development
Senior Project Engineer
Brian Kretscher
Industrial Designer
Paul Tamulewicz
Advisor
Dr. Steven Tsengas
Warehouse Operations Manager
Steve Sewell
Warehouse Team Leader
Phil Bradshaw
Direct Fulfillment/ Drop Ship
Darlene Roberts
Receiving
Zach Ward
Twinbrook Plant Manager
Donna Raines
Twinbrook Facility Team Leader
Cody Bidle
Quality Control Specialist
Rachel Smith
Sales
Vice President, Sales & Business Dev.
Kathleen Homyock
Sales Coordinator
Scotti Koehn
Independent Sales Representatives
USA:
12+ agencies,
80+ representatives
International:
16+ representatives
Senior National Account Manager - East
Rick Callendar
Domestic/International Sales Manager
Nicolette Popa
Sales Account Executive-West
Michael Bateman
National Sales Account Manager
Jim Geiger
Effective April 9, 2016

Capitalization Structure

	Authorized	Outstanding	Common Stock Equivalents
Common Stock	50,000,000	17,808,569	17,808,569
Preferred Stock			
No Series	4,825,000	63,500	635,000
Series 2009	175,000	123,616	1,236,160
Options	1,750,000	497,167	497,167
Warrants	N/A	827,682	827,682
Total		19,320,534	21,004,578

Unleashing great ideas in pet care.

EBITDA CALCULATION

EBITDA	2012	2013	2014	2015	2016
Net Income	$ 192,740	$ 1,070,995	$ 769,274	$ 1,336,910	$ 2,144,586
Interest	158,269	160,572	126,771	$ 115,735	$ 109,591
Tax Expense	58,298	660,893	373,007	$ 750,593	$ 531,055
Depreciation	602,576	571,682	571,586	$ 619,647	$ 599,417
Amortization	41,418	52,921	79,353	$ 76,341	$ 54,291
Total EBITDA	$ 1,053,301	$ 2,517,063	$ 1,919,991	$ 2,899,226	$ 3,438,940

The above table reconciles the Company's disclosure of Net Income per GAAP with the non GAAP financial measure EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization.) As the investment community has often requested the EBITDA calculation to help them evaluate performance, Management has chosen to provide this disclosure. Although EBITDA is widely used in the investment community as a benchmark to reflect operating performance, financing capability and liquidity, it is not regarded as a measure of operating performance and liquidity under generally accepted accounting principles ("GAAP"). It also does not represent cash flows from operating activities. In addition, the Company's EBITDA may not be comparable to similar indicators provided by other companies. The Presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), or any component thereof, in accordance with GAAP.